Exhibit 10.62

AMENDMENT
TO THE
BAKER HUGHES, A GE COMPANY, LLC BENEFITS PLANS

THIS AMENDMENT, effective as of January 1, 2020 (this “Amendment”), by BAKER HUGHES, A GE COMPANY, LLC (formerly known as Baker Hughes Incorporated), a Delaware limited liability company (“BHGE LLC”).

WHEREAS, the name of Baker Hughes, a GE company has changed to Baker Hughes Company; and

WHEREAS, by operation of law, BHGE LLC is the successor in interest to Baker Hughes Incorporated; and

WHEREAS, BHGE LLC desires to amend the Baker Hughes, a GE company Supplementary Pension Plan, the Baker Hughes, a GE company Welfare Benefits Plan, the Baker Hughes, a GE company Health Care Flexible Spending Account Plan, the Baker Hughes, a GE company Retiree Welfare Benefits Plan, the Baker Hughes, a GE company Retiree Health Reimbursement Arrangement and the Baker Hughes, a GE company Severance Program for Employees (the “Plans”) to reflect such name change; and

NOW, THEREFORE, the Plans are amended as follows.

1.All references to “Baker Hughes, a GE company” in the plans are changed to “Baker Hughes Company”.

2.
The names of the Baker Hughes, a GE company Supplementary Pension Plan, the Baker Hughes a GE company Welfare Benefits Plan, the Baker Hughes, a GE company Health Care Flexible Spending Account Plan, the Baker Hughes, a GE company Retiree Welfare Benefits Plan, the Baker Hughes, a GE company Retiree Health Reimbursement Arrangement and the Baker Hughes, a GE company Severance Program for Employees are changed to the Baker Hughes Company Supplementary Pension Plan, the Baker Hughes Company Welfare Benefits Plan, the Baker Hughes Company Health Care Flexible Spending Account Plan, the Baker Hughes Company Retiree Welfare Benefits Plan, the Baker Hughes Company Retiree Health Reimbursement Arrangement and the Baker Hughes Company Severance Program for Employees, respectively.

IN WITNESS WHEREOF, BHGE LLC has executed this Amendment by its duly authorized corporate officer effective as of the day and year first written above.

[SIGNATURE PAGE FOLLOWS]

BAKER HUGHES,
A GE COMPANY, LLC

/s/ Manjit Gill
By: Manjit Gill
Its: Vice President, Total Rewards

The undersigned Lee Whitley, does hereby certify that he/she is the duly elected qualified acting Secretary of BAKER HUGHES, A GE COMPANY, LLC (“BHGE LLC”) and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of BHGE LLC with full power and authority to execute this Amendment on behalf of BHGE LLC and to take such other actions and execute such other documents as may be necessary to effectuate this Amendment.

/s/ Lee Whitley
Secretary
BAKER HUGHES, A GE COMPANY, LLC